UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2020 (August 26, 2020)

Goldman Sachs Private Middle Market Credit LLC

(Exact name of registrant as specified in charter)

Delaware	000-55660	81-3233378
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

200 West Street, New York, New York		10282
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 902-0300

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 – Entry into a Material Definitive Agreement.

On August 26, 2020, Goldman Sachs Private Middle Market Credit SPV LLC (“SPV”), a wholly-owned subsidiary of Goldman Sachs Private Middle Market Credit LLC (the “Company”), entered into the fourth amendment (the “Amendment”) to its senior secured revolving credit facility (the “Revolving Credit Facility”) among SPV, as borrower, the Company, as portfolio manager, State Street Bank and Trust Company, as collateral agent, collateral administrator, securities intermediary and bank, the lenders party thereto and JPMorgan Chase Bank, National Association, as administrative agent, pursuant to which, among other things, (i) the scheduled termination date was extended for one year from November 21, 2021 to November 21, 2022, (ii) exceptions to the single-obligor concentration limit were changed so that (A) Portfolio Investments issued by five obligors (instead of three) and their respective affiliates may each constitute up to an aggregate balance of 5% of the Net Asset Value and (B) Portfolio Investments (other than Specified Investments) issued by three obligors and their affiliates may each constitute up to an aggregate principal balance equal to 6.5% of the Net Asset Value, (iii) the interest margin was decreased to 3.25% from 3.5%, (iv) the Advance Rate was increased to 45% from 41%, (v) Market Value Cure Level was decreased such that the Net Asset Value must exceed 222.222% of Net Advances (rather than 244% of Net Advances) and (vi) customary LIBOR replacement language was added. Capitalized terms used herein without definition have the meanings assigned to them in the Amendment.

The foregoing description is only a summary of the material provisions of the Amendment and is qualified in its entirety by reference to a copy of the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03 – Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01 – Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description
10.1	Fourth Amendment to Loan and Security Agreement, dated as of August 26, 2020, among Goldman Sachs Private Middle Market Credit SPV LLC, as borrower, Goldman Sachs Private Middle Market Credit LLC, as portfolio manager, State Street Bank and Trust Company, in its capacities as collateral agent, collateral administrator, securities intermediary and bank, and JPMorgan Chase Bank, National Association, as administrative agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Goldman Sachs Private Middle Market Credit LLC

Date: August 28, 2020	By:	/s/ Jonathan Lamm
Name: Jonathan Lamm
Title: Chief Financial Officer and Treasurer